LEADING
Insurance Channel Specialist
Your Premium Partner

High growth, B2B China Insurance Services

INVESTMENT DECK 2024



DISCLAIMER

THIS PRESENTATION (THE "PRESENTATION") AND ITS CONTENTS ARE CONFIDENTIAL AND ARE NOT FOR RELEASE, REPRODUCTION, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, TO ANY OTHER PERSON OR IN OR INTO OR FROM ANY JURISDICTION WHERE SUCH RELEASE, REPRODUCTION, PUBLICATION OR DISTRIBUTION IS UNLAWFUL. PERSONS INTO WHOSE POSSESSION THIS PRESENTATION COMES SHOULD INFORM THEMSELVES ABOUT, AND OBSERVE, ANY SUCH RESTRICTIONS. THIS PRESENTATION IS NOT AN OFFER OR AN INVITATION TO BUY, SELL OR SUBSCRIBE FOR SECURITIES. ANY OFFER TO SELL SECURITIES WILL BE MADE ONLY PURSUANT TO A DEFINITIVE SUBSCRIPTION AGREEMENT AND WILL BE MADE IN RELIANCE ON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), FOR OFFERS AND SALES OF SECURITIES THAT DO NOT INVOLVE A PUBLIC OFFERING.

About this Presentation

This Presentation is being delivered to you by Leading Partners Limited ("PubCo," "Leading Partners" or the "Combined Company") and Healthcare AI Acquisition Corp. ("SPAC" or "HAIA"), in connection with its potential business combination (the "Business Combination") involving SPAC, Leading Partners and Leading Group Limited ("Leading Group," together with all entities incorporated thereunder, including Leading Partners, its wholly owned PRC subsidiary ("WFOE"), the WFOE's subsidiaries, the WFOE's contractual arrangements, commonly known as the VIE structure, with a variable interest entity (the "VIE") and the VIE's subsidiaries based in China, "Leading"). This Presentation is for information purposes only and is being offered to you only in your capacity as a potential investor in considering an investment in the Combined Company. This Presentation is preliminary in nature and solely for information and discussion purposes and must not be relied upon for any other purpose.

This Presentation includes the slides that follow, the oral presentation of the slides by members of Leading or SPAC or any person on their behalf, the question-and-answer session that follows that oral presentation, copies of this document and any materials distributed at, or in connection with, that oral presentation. By accepting this Presentation, participating in the meeting, or by reading the Presentation slides, you will be deemed to have (i) acknowledged and agreed to the following conditions, limitations and notifications and made the following undertakings, and (ii) acknowledged that you understand the legal and regulatory sanctions attached to the misuse, disclosure or improper circulation of this Presentation.

This Presentation does not constitute (i) an offer or invitation for the sale or purchase of the securities, assets or business described herein or a commitment of Leading or SPAC with respect to any of the foregoing, or (ii) a solicitation of proxy, consent or authorization with respect to any securities or in respect of the Business Combination, and this Presentation shall not form the basis of any contract, commitment or investment decision and does not constitute either advice or recommendation regarding any securities. Leading and SPAC expressly reserve the right, at any time and in any respect, to amend or terminate this process, to terminate discussion with any or all potential investors, to accept or reject any proposals and to negotiate with, or cease negotiations with, any party regarding a transaction involving Leading Partners, Leading Group and SPAC. Any offer to the securities will be made only pursuant to a definitive subscription agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, for offers and sales of securities that do not involve a public offering.

Furthermore, all or a portion of the information contained in this Presentation may constitute material non-public information of Leading, SPAC and their respective affiliates, and other parties that may be referred to in the context of those discussions. By your receipt of this Presentation, you acknowledge that applicable securities laws restrict a person from purchasing or selling securities of a person with tradeable securities from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. Further, by accessing this Presentation, you represent and agree that you are either (a) an institutional accredited investor (as defined in Rule 501 of Regulation D under the Securities Act, (b) a qualified institutional buyer (as defined in Rule 144 under the Securities Act) or (c) a non-US person (as defined under Regulation S under the Securities Act) located outside the U.S. (within the meaning of Regulation S under the Securities Act), and are a sophisticated investor who possesses sufficient investment expertise to understand the risk involved in the offering and to whom it is lawful to communicate this Presentation.

This Presentation is not directed to any person in any jurisdiction where (by reason of that person's nationality, residence or otherwise) the publication or availability of this Presentation is prohibited.

Except where otherwise indicated, this Presentation speaks as of the date hereof. The information contained in this Presentation replaces and supersedes, in its entirety, information of all prior versions of similar Presentations. This Presentation does not purport to contain all information that may be required for or relevant to an evaluation of the Business Combination. Further, this Presentation should not be construed as legal, tax, investment or other advice, and should not be relied upon to form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. You will be responsible for conducting any investigations and analysis that is deemed appropriate and should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem necessary, and must make your own investment decision and perform your own independent investigation and analysis with respect to the Business Combination, any investment in the Combined Company and the transactions contemplated in this Presentation.

Leading and SPAC reserve the right to amend or replace this Presentation at any time but none of Leading, SPAC, their respective subsidiaries, affiliates, legal advisors, financial advisors or agents shall have any obligation to update or supplement any content set forth in this Presentation or otherwise provide any additional information to you in connection with the Business Combination should circumstances, management's estimates or opinions change or any information provided in this Presentation become inaccurate.

Confidential information

The information contained in this Presentation is confidential and being provided to you solely for the purpose of assisting you in familiarizing yourself with Leading and SPAC in connection with the Business Combination. This Presentation shall remain the property of Leading and SPAC and each of Leading and SPAC reserves the right to require the return of this Presentation (together with any copies or extracts thereof) at any time. Neither this Presentation nor any of its contents may be disclosed or used for any purposes other than information and discussion purposes without the prior written consent of Leading and SPAC. You agree that you will not copy, reproduce or distribute this Presentation, in whole or in part, to other persons or entities at any time without the prior written consent of Leading and SPAC. Any unauthorized distribution or reproduction of any part of this Presentation may result in a violation of the Securities Act.

No Representations and Warranties

This Presentation does not purport to contain all of the information that may be required to evaluate a possible voting or investment decision with respect to the SPAC, Leading Partners, Leading Group or the potential Business Combination. The recipient (the "Recipient") of this Presentation agrees and acknowledges that this Presentation is not intended to form the basis of any voting or investment decision by the Recipient and does not constitute investment, tax or legal advice No representation or warranty, express or implied, is or will be given by the SPAC, Leading Partners, Leading Group or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of the Business Combination. Accordingly, none of the SPAC, Leading Partners, Leading Group or any of their respective affiliates, directors, officers, employees, or advisers or any other person shall be responsible or liable whatsoever for any direct, indirect, or consequential loss or damages suffered by any person as a result of relying on any statement in, or omission from, this Presentation and any such liability is expressly disclaimed. The Recipient also acknowledges and agrees that the information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material. the SPAC, Leading Partners and Leading Group assume no obligation to update the information contained in this Presentation. No securities commission or securities regulatory authority or other regulatory body or authority in the United States or any other jurisdiction has in any way passed upon the merits of, or the accuracy and adequacy of, any of the information contained in this Presentation.

Forward-Looking Statements

Certain statements included in this Presentation are forward-looking statements. All statements other than statements of historical fact contained in this Presentation, including statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of Leading, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including "anticipate," "expect," "suggest," "plan," "believe," "intend," "estimate," "target," "project," "should," "could," "would," "may," "will," "forecast" or other similar expressions. All forward-looking statements are based upon current estimates and forecasts and reflect the views, assumptions, expectations, and opinions of Leading and SPAC as of the date of this Presentation, and are therefore subject to a number of factors, risks and uncertainties, some of which are not currently known to Leading or SPAC. You should carefully consider the risks and uncertainties described in the "Risk Factors" section of this Presentation and the "Risk Factors" section of the proxy statement/prospectus on Form F-4 relating to the Business Combination which is expected to be filed with the U.S. Securities and Exchange Commission ("SEC"), and other documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. In light of these factors, risks and uncertainties, the forward-looking events and circumstances discussed in this Presentation may not occur, and any estimates, assumptions, expectations, forecasts, views or opinions set forth in this Presentation should be regarded as preliminary and for illustrative purposes only and accordingly, undue reliance should not be placed upon the forward-looking statements. Leading and SPAC assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Moreover, Leading operates in a very competitive and rapidly changing environment, and new risks may emerge from time to time. it is not possible to predict all risks, nor assess the impact of all factors on Leading's business or the extent to which any factor, or combination of factors, may cause Leading's actual results, performance or financial condition to be materially different from the expected future results, performance of financial condition. In addition, the analyses of Leading and SPAC contained herein are not, and do not purport to be, appraisals of the securities, assets or business of Leading, SPAC or any other entity. There may be additional risks that none of Leading or SPAC presently knows or that Leading and SPAC currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. These forward-looking statements should not be relied upon as representing Leading's or SPAC's assessment as of any date subsequent to the date of this Presentation. More generally, Leading and SPAC caution you against relying on these forward-looking statements, and Leading and SPAC qualify all of the forward-looking statements by these customary statements.

Industry and Market Data

This Presentation also contains information, estimates and other statistical data derived from third party sources including Frost & Sullivan. Such information involves a number of assumptions and limitations, and due to the nature of the techniques and methodologies used in market research, Frost & Sullivan cannot guarantee the accuracy of such information. You are cautioned not to give undue weight to such estimates. Leading and SPAC may have supplemented such information where necessary, taking into account publicly available information about other industry participants.

Presentation of Financial Data

The financial information and data contained in this Presentation has not been audited in accordance with the standards of the Public Company Oversight Board ("PCAOB") nor prepared in accordance with Regulation S-X promulgated under the Securities Act ("Regulation S-X"). Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement, prospectus or other report or document filed or to be filed or furnished by Leading Partners or SPAC with the SEC. Neither Leading nor SPAC can assure you that, had the financial information and data included in this Presentation been compliant with Regulation S-X and audited in accordance with PCAOB standards, there would not be differences, which differences could be material.

This Presentation includes certain financial information of Leading that has not been audited or reviewed by the its independent auditor. In addition, certain projections or forecasts for Leading included in this Presentation are based on such unaudited and unreviewed financial information. Any variation between actual results and the projected financial information included herein may be material. Upon completion of the review or audit by Leading's auditor of the financial information included in this Presentation, it is possible that changes to the financial information and/or projections or forecasts included in this Presentation may be necessary. Therefore, undue reliance should not be placed on such financial information, projections or forecasts.

Use of Projections

This Presentation may contain financial forecasts for Leading with respect to certain of its financial results for prospective years for illustrative purposes. None of Leading's or SPAC's independent auditors have audited, studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation and accordingly, they did not express any opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections are forward-looking statements and should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. While such information and projections are necessarily speculative, Leading and SPAC believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Leading or that actual results will not differ materially from those presented in the prospective financial information. The inclusion of prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. All subsequent written and oral forward-looking statements concerning Leading or SPAC, the Business Combination or other matters and attributable to Leading or SPAC or any person acting on their behalf are expressly qualified in their entirety by the customary statements above.

Trademarks

This Presentation may contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names, and copyright referred to in this Presentation may be listed without the TM, SM, © or ® symbols, but such references are not intended to indicate in any way, that Leading, SPAC or the third-parties will not assert, to the fullest extent under applicable law, their rights or the right of the applicable owners or licensors to these trademarks, service marks, trade names and copyrights.

None of Leading, SPAC or any of their respective directors, officers, employees, affiliates, advisors, representatives or agents, makes any representation or warranty of any kind, express or implied, as to the value that may be realized in connection with the Business Combination, the legal, regulatory, tax, financial, accounting or other effects of the Business Combination or the timeliness, accuracy or completeness of the information contained in this Presentation, and none of them shall have any liability based on or arising from, in whole or in part, any information contained in, or omitted from, this Presentation or for any other written or oral communication transmitted to any person or entity in the course of its evaluation of the Business Combination, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special, or consequential damages, costs, expenses, legal fees, or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein.

RISK FACTORS

The list below of risk factors has been prepared as part of this Presentation and the potential Business Combination. The risks presented below are certain of the general risks related to the business of Leading and the Business Combination and such list is not exhaustive. If the parties cannot address any of the following risks and uncertainties effectively, or any other risks and difficulties that may arise in the future, its business, financial condition or results of operations could be materially and adversely affected. The risks described below are not the only risks. Additional risks that Leading or the SPAC currently do not know about or that they currently believe to be immaterial may also impair Leading's business, financial condition or results of operations. You should review this Presentation and perform your own due diligence prior to making an investment in the Combined Company.

We caution you that the below list does not contain all of the risks or uncertainties that could affect the proposed Business Combination.

Risks Related to Leading's Industry

1. Leading primarily operates in the insurance brokerage service industry in Mainland China, which is emerging, rapidly evolving, and competitive. As a result, predicting Leading's prospects is challenging and Leading's historical operating and financial results may not necessarily predict its future performance.

2. Leading's business is subject to complex and evolving laws and regulations, many of which are subject to change, which could result in adjustments in Leading's business practices, reduced revenue and increased compliance costs or otherwise harm its business. Any failure to comply with laws or regulations may subject Leading to fines, injunctions and other penalties that could harm its business.

3. Failure to obtain or maintain permits necessary for Leading's operations may subject it to regulatory penalties or require it to adjust its business model.

4. The regulation on the requirement of a company to make a filing on internet information service in Mainland China is subject to interpretation, and Leading's operation of digital insurance brokerage services could be harmed if it is deemed to have violated applicable laws and regulations.

5. The efforts of Leading to expand into new insurance market segments, services and products categories and diversify its revenue may not be successful.

6. Leading faces intense competition and it may not be able to compete effectively.

7. If Leading cannot maintain and enhance its relationships with the insurance companies and the channel partners, its business, results of operations and financial condition could be materially adversely affected.

8. Any negative publicity about its industry, its ecosystem participants or its other business partners may materially adversely affect Leading's business and results of operations.

Risks Related to Leading's Business

1. Leading has historically incurred net losses and negative operating cash flows, and may not achieve or maintain profitability in the future.

2. If Leading fails to enhance and expand its services and products in a manner that responds to its ecosystem participants' evolving needs, its business may be adversely affected.

3. If Leading is unable to maintain and expand its local network, it may not be able to grow its business.

4. Leading may not successfully attract prospective end customers.

5. Leading is dependent on key insurance companies on the supply of insurance products to the end customers, the loss of which could adversely affect its business, financial condition and results of operations.

6. Leading is dependent on its insurance channel partners to reach end customers. Failure to acquire new channel partners or retain existing channel partners in a cost-effective manner, its business, financial condition and results of operations may be materially and adversely affected.

7. The lag time between the payment of Leading's referral service fees to its channel partners and the receipt of its brokerage service fees from the insurance companies may adversely affect Leading's liquidity and cash flows.

8. If Leading does not effectively manage its growth, control its expenses or implement its business strategies, it may be unable to maintain high-quality services or compete effectively.

9. If Leading fails to build and maintain its brand, it may not be able to attract enough ecosystem participants to grow its business.

10. Leading may acquire other companies or technologies that are complementary to its business, which could divert its management's attention, dilute its shareholders, disrupt its operations and harm its results of operations.

11. Improper access to, use or disclosure of data could harm Leading's reputation and adversely affect its business.

12. A severe or prolonged downturn in general economy may harm Leading's business and results of operations.

13. Leading has limited ability to protect and defend its intellectual property rights, and unauthorized parties may infringe upon or misappropriate its intellectual property, which could harm its business and competitive position.

14. Infringement or misappropriation claims by third parties could subject Leading to significant liabilities and other costs.

15. Any significant disruption in Leading's technology systems, including events beyond its control, could prevent it from offering its services and products or reduce its attractiveness and result in a loss of Leading's ecosystem participants.

16. Leading's operations depend on the performance of the internet infrastructure and fixed telecommunications networks in Mainland China.

17. Misconduct or other improper activities by Leading's employees, ecosystem participants and other third parties could harm its business and reputation.

18. Leading's business depends on the continued efforts of its senior management. If one or more members of its senior management were unable or unwilling to serve in their present positions, Leading's business may be severely disrupted.

19. Intense competition for employees and increases in labor costs in Mainland China may adversely affect Leading's business and results of operations.

20. Leading's business is subject to fluctuations, which makes its results of operations difficult to predict and may cause its quarterly results of operations to fall short of expectations.

21. Leading's leased property interests may be defective and its rights to the leased properties affected by such defects may be challenged, which could significantly disrupt its operations.

22. If Leading fails to maintain an effective system of internal control over financial reporting, its ability to produce accurate financial statements timely or comply with applicable regulations could be impaired.

23. Leading's risk management systems may not assess or mitigate all risks to which it is exposed.

24. Leading may be subject to legal proceedings in the ordinary course of its business. Litigation could distract management, increase its expenses or subject it to material money damages and other remedies.

25. Leading may not have sufficient insurance coverage.

26. Leading faces risks related to natural disasters, health epidemics, including the COVID-19 outbreak, natural disasters and other events that could significantly disrupt its operations.

27. Any failure by Leading or third parties with which it collaborates to comply with anti-money laundering and anti-terrorist financing laws and regulations could damage its reputation, expose it to significant penalties, and decrease its revenues and profitability.

Risks Related to Doing Business in China

1. The Mainland China government has significant authority to exert influence on the Mainland China operations of an offshore holding company, and offerings conducted overseas and foreign investment in China-based issuers, such as Leading Partners following the Business Combination. Changes in Mainland China's economic, political or social conditions or government policies could have a material adverse effect on Leading's business, results of operations, financial condition, and the value of Leading Partners' securities.

2. Recent greater oversight by the CAC over data security, particularly for companies seeking to list on a foreign exchange, could significantly limit or completely hinder Leading's ability in capital raising activities and materially and adversely affect its business and the value of your investment.

3. The interpretation and enforcement of the laws, rules and regulations of Mainland China continue to evolve rapidly and such changes could materially adversely affect Leading's business.

4. The filing with the CSRC is required in connection with the Business Combination, and Leading cannot predict whether it will be able to obtain such approval or complete such filing.

5. Leading may be liable for improper use or appropriation of personal information provided by its end customers.

6. Mainland China regulations relating to investments in offshore companies by Mainland China residents may subject beneficial owners who are Mainland China resident or the PRC Subsidiaries to liability or penalties, limit Leading's ability to inject capital into the PRC Subsidiaries or limit the PRC Subsidiaries' ability to increase their registered capital or distribute profits to it, or may otherwise adversely affect Leading.

7. Leading may be treated as a resident enterprise for Mainland China tax purposes under the PRC Enterprise Income Tax Law and may therefore be subject to Mainland China income tax.

8. Leading may rely principally on dividends and other distributions on equity paid by WFOE to fund its cash and financing requirements, and any limitation on the ability of WFOE to pay dividends to Leading could adversely affect Leading's ability to conduct its business.

9. Dividends payable to foreign investors and gains on the sale of Ordinary Shares by foreign investors may become subject to Mainland China tax law.

10. Leading Group's shareholders face uncertainties with respect to indirect transfers of equity interests in Mainland China resident enterprises by their non- Mainland China holding companies.

11. Regulations of loans to and direct investment in Mainland China entities by offshore holding companies and governmental regulations over currency conversion may delay or prevent Leading following the consummation of the Business Combination, from using proceeds from offShore fund-raising activities, to make loans or additional capital contributions to the PRC Subsidiaries and/or the VIE and its subsidiaries, which could materially adversely affect Leading's liquidity and Leading's ability to fund and expand its business.

12. Governmental regulation of currency conversion may limit the ability of Leading to utilize its net revenues effectively and its ability to transfer cash among the group, across borders, and to investors and affect the value of your investment.

13. Fluctuations in the value of the Renminbi may materially adversely affect your investment.

14. Leading Partners' securities may be delisted or prohibited from being traded on the Nasdaq Stock Market under the Holding Foreign Companies Accountable Act (as amended by the Accelerating Holding Foreign Companies Accountable Act) if the PCAOB were unable to fully inspect Leading's auditor.

15. The enforcement of the PRC Labor Contract Law and other labor-related regulations in Mainland China may adversely affect Leading's business and results of operations. Failure to make adequate contributions to employee benefit plans as required by regulations of Mainland China may subject Leading to penalties.

16. There are uncertainties as to the procedures and requisite timing under Mainland China laws relating to the procedures for U.S. regulators to investigate and collect evidence from companies located in Mainland China.

17. If the custodians or authorized users of Leading's controlling non-tangible assets, including chops and seals, fail to fulfill their responsibilities, or misappropriate or misuse these assets, Leading's business may be materially adversely affected.

Risks Related to Leading's Corporate Structure

1. If the Chinese government determines that the contractual arrangements in relation to the VIE structure do not comply with the applicable laws, regulations, or rules of Mainland China, or if these laws, regulations, or rules or the way they are interpreted change, Leading could be subject to severe penalties or be forced to relinquish their interests in those operations, and the Class A Ordinary Shares may decline in value or become worthless.

2. Contractual arrangements with the VIE may result in adverse tax consequences to Leading.

3. Leading relies on contractual arrangements with the VIE and the VIE's shareholder to operate their business, which may not be as effective as direct ownership in providing operational control.

4. Any failure by the VIE or its shareholder to perform their obligations under their contractual arrangements with WFOE would materially adversely affect Leading's business, financial condition and results of operations.

5. The VIE's shareholder may have potential conflicts of interest with Leading, which may materially adversely affect Leading's business and financial condition.

6. Any changes with respect to the implementation of the Foreign Investment Law may adversely impact Leading's corporate structure and operations.

7. The bankruptcy or liquidation of the VIE and its subsidiaries could materially adversely affect Leading's business, its ability to generate revenue and, following the consummation of the Business Combination, the market price of the Class A Ordinary Shares.

RISK FACTORS (continued)

Risks Related to HAIA and the Business Combination

1. We are a blank check company with no operating history and no revenues, and you have no basis on which to evaluate our ability to achieve our business objective.
2. If we seek Shareholder approval of our Business Combination, our Insiders and management team have agreed to vote in favor of such Business Combination, regardless of how our HAIA Public Shareholders vote.
3. We are not required to obtain an opinion from an independent investment banking firm or from a valuation or appraisal firm, and consequently, you may have no assurance from an independent source that the price we are paying for the business is fair to our shareholders from a financial point of view.
4. Our independent registered public accounting firm's report contains an explanatory paragraph that expresses substantial doubt about our ability continue as a "going concern."
5. There is no guarantee that a shareholder's decision whether to redeem its shares for a pro rata portion of the Trust Account will put the shareholder in a better future economic position.
6. If third parties bring claims against HAIA, the proceeds held in trust could be reduced and the per-share redemption price received by shareholders may be less than $10.
7. Since the Insiders, including our Sponsor and HAIA's officers and directors have interests that are different, or in addition to (and which may conflict with), the interests of the HAIA Shareholders, a conflict of interest may have existed in determining whether the Business Combination is appropriate as HAIA's initial business combination. Such interests of the Insiders, including the Sponsor will lose its entire investment in HAIA if a business combination is not completed. Accordingly, HAIA's Insiders, including our Sponsor, and officers and directors may be incentivized to complete the Business Combination, even on terms less favorable to the HAIA Shareholders than liquidating HAIA.
8. There are risks to the HAIA Shareholders who are not affiliates of the Sponsor of becoming shareholders of PubCo through the Business Combination rather than acquiring securities of the Company directly in an underwritten public offering, including no independent due diligence review by an underwriter and conflicts of interest of the Sponsor.
9. If the Business Combination's benefits do not meet the expectations of financial or industry analysts, the market price of Combined Company's securities may decline.
10. We are required by the Nasdaq Listing Rules to consummate a Business Combination within 36 months of the effectiveness of our IPO Registration Statement. In the event we do not consummate a Business Combination within this time period, or securities could be subject to delisting.
11. There can be no assurance that PubCo will be able to be approved for listing on either Nasdaq or the NYSE, or comply with the continued listing standards of Nasdaq or the NYSE.
12. We are required by the Nasdaq Listing Rules to consummate a Business Combination within 36 months of the effectiveness of our IPO Registration Statement. In the event we do not consummate a Business Combination within this time period, or securities could be subject to delisting.
13. The exercise of the HAIA Board's discretion in agreeing to changes or waivers in the terms of the Merger Agreement and related agreements, including closing conditions, may result in a conflict of interest when determining whether such changes to the terms or waivers of conditions are appropriate and in the HAIA Shareholders' best interest.
14. While HAIA and the Leading Group's work to complete the Business Combination, the Leading Group's management's focus and resources may be diverted from operational matters and other strategic opportunities.
15. We may issue notes or other debt securities, or otherwise incur substantial debt, to complete a Business Combination, which may adversely affect our leverage and financial condition and thus negatively impact the value of our shareholders' investment in us.
16. Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to negotiate and complete our Business Combination, and results of operations.
17. Certain agreements related to our IPO may be amended without Shareholder approval.
18. Financial projections with respect to Leading may not prove to be reflective of actual financial results.
19. The unaudited pro forma condensed combined financial information included in this proxy statement/prospectus may not be indicative of what the Combined Company's actual financial position or results of operations would have been.
20. HAIA will incur significant transaction costs in connection with transactions contemplated by the Merger Agreement.
21. HAIA cannot be certain as to the number of HAIA Public Shares that will be redeemed and the potential impact to HAIA Shareholders who do not elect to redeem their HAIA Public Shares.
22. We may not have sufficient funds to satisfy indemnification claims of our directors and executive officers.
23. You will not have any rights or interests in funds from the Trust Account, except under certain limited circumstances. Therefore, to liquidate your investment, you may be forced to sell your HAIA Public Shares, or HAIA Public Warrants, potentially at a loss.
24. The HAIA Board may decide not to enforce the indemnification obligations of the Sponsor, resulting in a reduction in the amount of funds in the Trust Account available for distribution to the HAIA Public Shareholders.
25. The ability of PubCo's management to operate the business successfully following the Closing will be largely dependent upon the efforts of certain key personnel of Leading. The loss of such key personnel could negatively impact the operations and financial results of the combined business.
26. We may not hold an annual meeting of Shareholders until after the consummation of our Business Combination, which could delay the opportunity for our Shareholders to appoint directors.
27. The grant of registration rights to our Insiders may make it more difficult to complete our Business Combination, and the future exercise of such rights may adversely affect the market price of our ordinary shares.
28. Legal proceedings in connection with the Business Combination, the outcomes of which are uncertain, could delay or prevent the completion of the Business Combination.
29. The PubCo Class A Ordinary Shares to be received by HAIA Shareholders as a result of the Business Combination will have different rights from HAIA Ordinary Shares.
30. In order to effectuate a Business Combination, special purpose acquisition companies have, in the recent past, amended various provisions of their charters and other governing instruments, including their warrant agreements. We cannot assure you that we will not seek to amend our amended and restated memorandum and articles of association or governing instruments in a manner that will make it easier for us to complete our Business Combination that our shareholders may not support.
31. We may have a limited ability to assess the management of a prospective target business and, as a result, may effect our Business Combination with a target business whose management may not have the skills, qualifications or abilities to manage a public company.
32. If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our Business Combination.
33. Subsequent to our completion of our Business Combination, we may be required to take write- downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and the price of our securities, which could cause you to lose some or all of your investment.
34. The securities in which we invest the proceeds held in the Trust Account could bear a negative rate of interest, which could reduce the interest income available for payment of taxes or reduce the value of the assets held in trust such that the per-share redemption amount received by Shareholders may be less than $10.00 per share.
35. We are contemplating a Business Combination with a company located outside of the United States, therefore the laws applicable to such company will likely govern all of our material agreements and we may not be able to enforce our legal rights.
36. When we effect our Business Combination with a company located outside of the United States, we would be subject to a variety of additional risks that may adversely affect us.
37. If a country in Asia enacts regulations in industry segments that forbid or restrict foreign investment, our ability to consummate our Business Combination could be severely impaired.
38. We will not complete the Business Combination with a U.S. target company and such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Risks Related to PubCo

1. If PubCo is characterized as a passive foreign investment company for U.S. federal income tax purposes, its U.S. shareholders may suffer adverse tax consequences.

LEADING
Your premium partner

China's Leading Insurance Channel Specialist

Contents

Insurance companies in China struggle with distribution pow and resources in a rapidly expanding market

Slow moving and cumbersome

- Single channel for acquiring customers
- Limited growth in traditional customer acquisition
- Slow response to market changes
- Low efficiency and high cost of operation

Lack of effective distribution channels

- Unable to fulfil potential policy-buyers' insurance needs
- Lack of insurance channel insight and understanding
- Limited scope of products and channel analysis tools
- Distribution channel integration with insurance companies is limited by technology
- Inefficient methodologies for offline to online conversion

Policy-buyers have poor accessibility

- Unable to clarify insurance needs
- Difficultly in insurance product comparison and comprehensive needs coverage

Leading, China's Insurance Channel Specialist

Your premium partner

Accelerate premium growth

- Identify customer-market fit
- Connect with large potential customer bases through established channels
- Enable technology integration for response to market changes and efficient business operations

Channel visibility and development

- Help match insurance resources with channel demands to accelerate policy conversion
- Provide differentiated products and services through analysis of channel data
- Technology improves the insurance service delivery
- Assisting channel with offline to online conversion

Policy-buyer

- Clear identification of insurance needs using data algorithms and channel understanding
- Matching policy-buyer needs with tailored insurance solutions

Leading is a fully licensed, B2B digital insurance broker operating in China Insurance services segment

60+ Insurance companies

300+ Insurance branches

75+ sales channels

Expert team with 10+ years insurance industry legacy

USD 601M[1]
Gross Written Premium
(July 2021-Dec 2023)

Over 4M
Policies brokered
(July 2021-Dec 2023)

72.7%
Insurance brokerage revenue
CAGR(2019-2023)[2]

1. USD/RMB exchange rates are quoted as 6.4554, 6.9532, 7.2374 for the years ended June 30, 2022 and 2023, and for the six months ended December 31,2023 according to U.S. Federal Reserve statistics.
2. 2019-2023 refer to the calendar year from 2019 to 2023.

Company awards

2024 Jinbao Award Best Technology Empowerment Award in the Insurance Industry at the 6th China Insurance Industry Digitalization and Artificial Intelligence Development Conference

2023 Jinbao Award Annual Digital Insurance Brokerage Company Award at the 5th China Insurance Industry Digitalization and Artificial Intelligence Development Conference

2021 Best Intermediary Insurance Brand Award of the Third Asian Insurance Technology Conference

Outstanding Contribution Award of Insurance Technology Innovation at the 3rd China Insurance Industry Digitalization and Artificial Intelligence Development Conference

(The 8th) Evaluation of China's brand influence Top 10 enterprises in China's brand influence (insurance intermediary industry)

Insurance Industry Digital Innovation Service Award of the 10th InurDigital Digital Insurance Summit

2020 InsurStar Insurance Technology List 2020 InsurStar Insurance Technology Growth Award Top25

The 5th Smart Finance International Forum and the Outstanding Insurance Intermediary Service Award of the 2020 Financial Industry Leading China Annual Selection

Representative enterprises of the financial sector "War Epidemic · Endeavour

China Outstanding Insurance Service Institution Award

2019 Internet Weekly 2019 Top 50 Insurance Technologies in China

Internet Insurance Development Conference Annual Excellent Insurance Technology Service Provider

B2B business model combining "technology + solutions + operation"


REVENUE GENERATED THROUGH INSURANCE BROKERAGE AND MARKETING SERVICE FEES
INSURANCE COMPANIES
Provide insurance products and portfolios
LEADING
Insurance channel specialist, Your premium partner
Analyze channel needs to precisely match insurance products
SALES CHANNELS
User analysis/prediction
Product/service recommendations
INDUSTRY AND PRODUCT AUDIENCE DATA
DATA PLATFORM MODEL ALGORITHM
Service and product re-marketing
POLICY-BUYERS
(Individuals, Enterprises)

A complete and powerful insurance services provider ecosystem

LEADING - Insurance Channel Specialist

INSURANCE PRODUCTS

Property & Casualty insurance
- Auto insurance
- Liability insurance
- Other P&C insurance

Life &Health insurance
- Health insurance
- Accident insurance
- Life insurance

SOLUTIONS & SERVICE

- Channel Development & Management
- Insurance Solutions
- Insurance Brokerage Operation Management
- Marketing Service Solutions
- Marketing Operation Management

MANAGEMENT SYSTEM

DATA PLATFORM	ALGORITHM MODEL
THIRD PARTY SERVICE	UNDERLYING SUPPORT

China's rapidly growing insurance segment

China's insurance premiums market[1&2]

- RMB 5 trillion[1] in 2023 (USD 706 billion), and is estimated to be over RMB 8 trillion[1] in year 2028 (USD 1.1 trillion)
- Estimated growth of 7.9% for per annum next ten years
- P&C accounts for 27% and includes,
  - Vehicle & transport insurance[3]
  - Enterprise/ Family property insurance
  - Liability insurance
  - Other property insurance
- L&H accounts for 73% and includes,
  - Life insurance
  - Health insurance
  - Accident insurance
- Low insurance density (2023: China USD516 VS. Global USD882) and low insurance penetration (2023: China 4.07% VS. US 7.82% VS. Global 6.83%)[4]

Leading's target addressable market

- Based on 2023 data, current target addressable market size is RMB 2.36 trillion (USD 325 billion): RMB 1.36 trillion (P&C insurance) (USD 187 billion) +
  RMB 1 trillion (Accident insurance and Health insurance) (USD 138 billion)

CHINA'S INSURANCE PREMIUMS (USD: BILLION)[5]


2015-2023 CAGR: 8.64%
700
600
500
400
300
200
100
0
334
426
503
523
587
623
618
646
706
33%
28%
27%
28%
27%
26%
26%
27%
27%
67%
72%
73%
72%
73%
74%
74%
73%
73%
2015
2016
2017
2018
2019
2020
2021
2022
2023
PROPERTY & CASUALTY (P&C)
LIFE & HEALTH (L&H)

Trends

China's insurance penetration sits at 50% of developed countries (4-5% vs 10-12% relative to the country's GDP respectively).

The insurance segment in China has demonstrated counter cyclical characteristics. Economic uncertainty has driven more attention to risk and insurance products.

1. Prospective Industry Research Institute
2. Industry report from Frost & Sullivan
3. Vehicle & transport insurance accounts for 64% of China's P&C insurance market
4. 2024 China Insurance Development Report: Revealing the Ten Year Development Achievements of the Industry
5. USD/RMB exchange rate is quoted as 7.2672 as June 30, 2024 according to U.S. Federal Reserve statistics.

Insurance broker market participation outperforming segment growth

- The market share of insurance brokers participation in China's insurance sales keeps growing:
  - 2019: 4.1% vs 2023: 8.5%[1]
  - It is estimated to be 19% in 2028[1]
- 2019 - 2023 Insurance premiums achieved by insurance brokers has increased by CAGR of 26%[2]
- Increased difficulty in applying for an insurance brokerage license in China
- The China insurance brokerage market is significantly fragmented. We estimate that there is currently no insurance brokerage company that maintains greater than 8% market share of total revenue from insurance brokerage.

CHINA'S INSURANCE BROKERAGE MARKET (USD: BILLION)[2]


250
200
150
100
50
0
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
24
27
33
49
60
71
100
120
147
197
4%
4%
5%
8%
8%
9%
12%
13%
15%
19%
2019
2020
2021
2022
2023
2024E
2025E
2026E
2027E
2028E
INSURANCE PREMIUMS ACHIEVED BY INSURANCE BROKERS (USD:BILLION)
THE PROPORTION OF PREMIUMS ACHIEVED BY INSURANCE BROKERS TO CHINA'S INSURANCE PREMIUM (%)

1. Industry report from Frost & Sullivan and Prospective Industry Research Institute
2. USD/RMB exchange rate is quoted as 7.2672 as June 30, 2024 according to U.S. Federal Reserve statistics.

Digital insurance brokers outperforming traditional brokers

- Digital insurance brokerage has a higher growth rate compared to traditional insurance brokerage.
- From 2019-2023, market average growth rate[1]:

  Traditional insurance brokers 4.40%

  Digital insurance brokers 12.10%
- For the same period, Leading's insurance brokerage revenue CAGR: 72.7%

DIGITAL INSURANCE BROKERAGE	TRADITIONAL INSURANCE BROKERAGE
Provide services by digital platform	Provide services by physical operations
Technology enables simple processes and personalized advice	More suitable for life insurance, therefore large proportion
Lower management costs enable to offer lower prices	Decreased revenue growth rate
Easier to reach policyholders, higher efficiency	

CHINA'S INSURANCE BROKERAGE REVENUE (USD: BILLION)[3]

CAGR[2]	2019-2023	2023-2028E
TOTAL	6.50%	8.80%
TRAD. INSURANCE BROKERAGE	4.40%	5.90%
DIGITAL INSURANCE BROKERAGE	12.10%	14.30%



14.09
3.52
10.57
15.18
4.00
11.17
16.42
4.57
11.85
16.98
5.01
11.97
18.11
5.56
12.55
18.55
5.92
12.63
19.61
6.47
13.14
21.31
7.61
13.71
23.98
8.92
15.07
27.59
10.84
16.75
2019
2020
2021
2022
2023
2024E
2025E
2026E
2027E
2028E
TRADITIONAL INSURANCE BROKERAGE
DIGITAL INSURANCE BROKERAGE

1. Industry report from Frost & Sullivan
2. 2019 to 2023 refers to calendar year ended with December 31
3. USD/RMB exchange rate is quoted as 7.2672 as June 30, 2024 according to U.S. Federal Reserve statistics .

Competitive advantages

Proven capabilities in channel development & cooperation and business model

Operational efficiency powered by technology and R&D

Standardized and personalized products

Extensive experience in insurance industry and professional teams

A strong organic growth strategy

The following growth strategies will help the company realize sustainable growth:

Sales Channels	Operation and R&D	Products
Diversified development of sales channels	Operation and R&D technology improvement	Insurance product optimization and upgrading
• Expand, integrate and optimize sales channels	• Strengthen Leading's ability to be a "core platform" and efficiently serve the upstream and downstream	• Enlarge insurance coverage and insurance types based on demands

Leading - Opportunity Summary

01 Enhanced growth participation in China insurance services segment

02 B2B de-risk for China market participation

03 Established sales partner and channel network

04 Online pedigree drives offline business and online integration accelerating digital insurance market and service differentiation

05 China team experience and system compliance overlay for insurance and regulatory compliance and risk management

06 Countercyclical characteristics

LEADING

Insurance Channel Specialist
Your Premium Partner

Forward-Looking Statements

This Presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements also include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, the estimated implied enterprise value of the Combined Company, Leading's ability to scale and grow its business, the advantages and expected growth of the Combined Company, the Combined Company's ability to source and retain talent, the cash position of the Combined Company following closing of the Business Combination, HAIA's and Leading's ability to consummate the Business Combination, and expectations related to the terms and timing of the Business Combination, as applicable. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of HAIA's and Leading's management and are not predictions of actual performance.

These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of HAIA and Leading believes that it has a reasonable basis for each forward-looking statement contained in this Presentation, each of HAIA and Leading cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy Statement/prospectus included in the registration statement relating to the Business Combination, which is expected to be filed with the SEC, and other documents that may be filed by the Combined Company or HAIA from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither HAIA nor Leading can assure you that the forward-looking statements in this Presentation will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the Business Combination due to the failure to obtain approval from HAIA's shareholders or satisfy other closing conditions in the Business Combination Agreement, the occurrence of any event that could give rise to the termination of the Business Combination Agreement, the ability to recognize the anticipated benefits of the Business Combination, the amount of redemption requests made by HAIA's public shareholders, costs related to the Business Combination, the impact of the global COVID-19 pandemic, the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination, the outcome of any potential litigation, government or regulatory proceedings, and other risks and uncertainties, including those to be included under the heading "Risk Factors" in the Registration Statement to be filed with the SEC and those included under the heading "Risk Factors" in HAIA's Annual Report on Form 10-K for the year ended December 31, 2023, and other filings with the SEC. There may be additional risks that neither HAIA nor Leading presently knows or that HAIA and Leading currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. The forward-looking statements in this Presentation represent the views of HAIA and Leading as of the date of this Presentation. Subsequent events and developments may cause those views to change. However, while HAIA and Leading may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of HAIA or Leading as of any date subsequent to the date of this Presentation. Except as may be required by law, neither HAIA nor Leading undertakes any duty to update these forward-looking statements.

Additional Information and Where to Find It

In connection with the Business Combination, a registration statement on Form F-4 (the "Registration Statement") will be filed with the SEC, which will include a preliminary proxy statement/prospectus of HAIA (a "Proxy Statement/Prospectus"). After the Registration Statement is filed and declared effective, a definitive Proxy Statement/Prospectus will be mailed to HAIA's shareholders as of a record date to be established for voting on the Business Combination, in connection with HAIA's solicitation for proxies for the vote by HAIA's shareholders in connection with the Business Combination and the other matters as described in the therein.

Before making any voting or other investment decisions, securityholders of HAIA and other interested persons are advised to read, when available, the preliminary Proxy Statement/Prospectus and any amendments thereto and, once available, the definitive Proxy Statement/Prospectus and any other documents filed in connection with the Business Combination, as these materials will contain important information about HAIA, Leading, the Combined Company and the Business Combination. Shareholders may also obtain a copy of the preliminary and definitive Proxy Statement/Prospectus to be included in the Registration Statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC, without charge, at the SEC's website located at www.sec.gov.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

HAIA, Leading and their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from HAIA's shareholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of HAIA's shareholders in connection with the Business Combination will be set forth in the Proxy Statement/Prospectus included in the Registration Statement to be filed with the SEC in connection with the Business Combination. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the Proxy statement/Prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the Proxy statement/Prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This Presentation is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination, and does not constitute an offer to sell or the solicitation of an offer to buy any securities of HAIA or the Combined Company, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Appendix 1



DISCLAIMER

THIS PRESENTATION (THE "PRESENTATION") AND ITS CONTENTS ARE CONFIDENTIAL AND ARE NOT FOR RELEASE, REPRODUCTION, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, TO ANY OTHER PERSON OR IN OR INTO OR FROM ANY JURISDICTION WHERE SUCH RELEASE, REPRODUCTION, PUBLICATION OR DISTRIBUTION IS UNLAWFUL. PERSONS INTO WHOSE POSSESSION THIS PRESENTATION COMES SHOULD INFORM THEMSELVES ABOUT, AND OBSERVE, ANY SUCH RESTRICTIONS. THIS PRESENTATION IS NOT AN OFFER OR AN INVITATION TO BUY, SELL OR SUBSCRIBE FOR SECURITIES. ANY OFFER TO SELL SECURITIES WILL BE MADE ONLY PURSUANT TO A DEFINITIVE SUBSCRIPTION AGREEMENT AND WILL BE MADE IN RELIANCE ON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), FOR OFFERS AND SALES OF SECURITIES THAT DO NOT INVOLVE A PUBLIC OFFERING.

About this presentation

This Presentation is being delivered to you by Leading Partners Limited ("PubCo," "Leading Partners" or the "Combined Company") and Healthcare AI Acquisition Corp. ("SPAC" or "HAIA"), in connection with its potential business combination (the "Business Combination") involving SPAC, Leading Partners and Leading Group Limited ("Leading Group," together with all entities incorporated thereunder, including Leading Partners, its wholly-owned PRC subsidiary ("WFOE"), the WFOE's subsidiaries, the WFOE's contractual arrangements, commonly known as the VIE structure, with a variable interest entity (the "VIE") and the VIE's subsidiaries based in China, "Leading"). This Presentation is for information purposes only and is being offered to you only in your capacity as a potential investor in considering an investment in the Combined Company. This Presentation is preliminary in nature and solely for information and discussion purposes and must not be relied upon for any other purpose.

This Presentation includes the slides that follow, the oral presentation of the slides by members of Leading or SPAC or any person on their behalf, the question-and-answer session that follows that oral presentation, copies of this document and any materials distributed at, or in connection with, that oral presentation. By accepting this Presentation, participating in the meeting, or by reading the Presentation slides, you will be deemed to have (i) acknowledged and agreed to the following conditions, limitations and notifications and made the following undertakings, and (ii) acknowledged that you understand the legal and regulatory sanctions attached to the misuse, disclosure or improper circulation of this Presentation.

This Presentation does not constitute (i) an offer or invitation for the sale or purchase of the securities, assets or business described herein or a commitment of Leading or SPAC with respect to any of the foregoing, or (ii) a solicitation of proxy, consent or authorization with respect to any securities or in respect of the Business Combination, and this Presentation shall not form the basis of any contract, commitment or investment decision and does not constitute either advice or recommendation regarding any securities. Leading and SPAC expressly reserve the right, at any time and in any respect, to amend or terminate this process, to terminate discussions with any or all potential investors, to accept or reject any proposals and to negotiate with, or cease negotiations with, any party regarding a transaction involving Leading Partners, Leading Group and SPAC. Any offer to the securities will be made only pursuant to a definitive subscription agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, for offers and sales of securities that do not involve a public offering.

Furthermore, all or a portion of the information contained in this Presentation may constitute material non-public information of Leading, SPAC and their respective affiliates, and other parties that may be referred to in the context of those discussions. By your receipt of this Presentation, you acknowledge that applicable securities laws restrict a person from purchasing or selling securities of a person with tradeable securities from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. Further, by accessing this Presentation, you represent and agree that you are either (a) an institutional accredited investor (as defined in Rule 501 of Regulation D under the Securities Act, (b) a qualified institutional buyer (as defined in Rule 144 under the Securities Act) or (c) a non-US person (as defined under Regulation S under the Securities Act) located outside the U.S. (within the meaning of Regulation S under the Securities Act), and are a sophisticated investor who possesses sufficient investment expertise to understand the risk involved in the offering and to whom it is lawful to communicate this Presentation. This Presentation is not directed to any person in any jurisdiction where (by reason of that person's nationality, residence or otherwise) the publication or availability of this Presentation is prohibited.

Except where otherwise indicated, this Presentation speaks as of the date hereof. The information contained in this Presentation replaces and supersedes, in its entirety, information of all prior versions of similar Presentations. This Presentation does not purport to contain all information that may be required for or relevant to an evaluation of the Business Combination. Further, this Presentation should not be construed as legal, tax, investment or other advice, and should not be relied upon to form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. You will be responsible for conducting any investigations and analysis that is deemed appropriate and should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem necessary, and must make your own investment decision and perform your own independent investigation and analysis with respect to the Business Combination, any investment in the Combined Company and the transactions contemplated in this Presentation.

Leading and SPAC reserve the right to amend or replace this Presentation at any time but none of Leading, SPAC, their respective subsidiaries, affiliates, legal advisors, financial advisors or agents shall have any obligation to update or supplement any content set forth in this Presentation or otherwise provide any additional information to you in connection with the Business Combination should circumstances, management's estimates or opinions change or any information provided in this Presentation become inaccurate.

Confidential information

The information contained in this Presentation is confidential and being provided to you solely for the purpose of assisting you in familiarizing yourself with Leading and SPAC in connection with the Business Combination. This Presentation shall remain the property of Leading and SPAC and each of Leading and SPAC reserves the right to require the return of this Presentation (together with any copies or extracts thereof) at any time. Neither this Presentation nor any of its contents may be disclosed or used for any purposes other than information and discussion purposes without the prior written consent of Leading and SPAC. You agree that you will not copy, reproduce or distribute this Presentation, in whole or in part, to other persons or entities at any time without the prior written consent of Leading and SPAC. Any unauthorized distribution or reproduction of any part of this Presentation may result in a violation of the Securities Act.

No Representations and Warranties

This Presentation does not purport to contain all of the information that may be required to evaluate a possible voting or investment decision with respect to the SPAC, Leading Partners, Leading Group or the potential Business Combination. The recipient (the "Recipient") of this Presentation agrees and acknowledges that this Presentation is not intended to form the basis of any voting or investment decision by the Recipient and does not constitute investment, tax or legal advice No representation or warranty, express or implied, is or will be given by the SPAC, Leading Partners, Leading Group or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of the Business Combination. Accordingly, none of the SPAC, Leading Partners, Leading Group or any of their respective affiliates, directors, officers, employees, or advisers or any other person shall be responsible or liable whatsoever for any direct, indirect, or consequential loss or damages suffered by any person as a result of relying on any statement in, or omission from, this Presentation and any such liability is expressly disclaimed. The Recipient also acknowledges and agrees that the information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material, the SPAC, Leading Partners and Leading Group assume no obligation to update the information contained in this Presentation. No securities commission or securities regulatory authority or other regulatory body or authority in the United States or any other jurisdiction has in any way passed upon the merits of, or the accuracy and adequacy of, any of the information contained in this Presentation.

Forward-Looking Statements

Certain statements included in this Presentation are forward-looking statements. All statements other than statements of historical fact contained in this Presentation, including statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of Leading, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including "anticipate," "expect," "suggest," "plan," "believe," "intend," "estimate," "target," "project," "should," "could," "would," "may," "will," "forecast" or other similar expressions. All forward-looking statements are based upon current estimates and forecasts and reflect the views, assumptions, expectations, and opinions of Leading and SPAC as of the date of this Presentation, and are therefore subject to a number of factors, risks and uncertainties, some of which are not currently known to Leading or SPAC. You should carefully consider the risks and uncertainties described in the "Risk Factors" section of this Presentation and the "Risk Factors" section of the proxy statement/prospectus on Form F-4 relating to the Business Combination which is expected to be filed with the U.S. Securities and Exchange Commission ("SEC"), and other documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. In light of these factors, risks and uncertainties, the forward-looking events and circumstances discussed in this Presentation may not occur, and any estimates, assumptions, expectations, forecasts, views or opinions set forth in this Presentation should be regarded as preliminary and for illustrative purposes only and accordingly, undue reliance should not be placed upon the forward-looking statements. Leading and SPAC assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Moreover, Leading operates in a very competitive and rapidly changing environment, and new risks may emerge from time to time. it is not possible to predict all risks, nor assess the impact of all factors on Leading's business or the extent to which any factor, or combination of factors, may cause Leading's actual results, performance or financial condition to be materially different from the expected future results, performance of financial condition. In addition, the analyses of Leading and SPAC contained herein are not, and do not purport to be, appraisals of the securities, assets or business of Leading, SPAC or any other entity. There may be additional risks that none of Leading or SPAC presently knows or that Leading and SPAC currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. These forward-looking statements should not be relied upon as representing Leading's or SPAC's assessment as of any date subsequent to the date of this Presentation. More generally, Leading and SPAC caution you against relying on these forward-looking statements, and Leading and SPAC qualify all of the forward-looking statements by these cautionary statements.

Industry and Market Data

This Presentation also contains information, estimates and other statistical data derived from third party sources including Frost & Sullivan. Such information involves a number of assumptions and limitations, and due to the nature of the techniques and methodologies used in market research, Frost & Sullivan cannot guarantee the accuracy of such information. You are cautioned not to give undue weight to such estimates. Leading and SPAC may have supplemented such information where necessary, taking into account publicly available information about other industry participants.

Presentation of Financial Data

The financial information and data contained in this Presentation has not been audited in accordance with the standards of the Public Company Oversight Board ("PCAOB") nor prepared in accordance with Regulation S-X promulgated under the Securities Act ("Regulation S-X"). Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement, prospectus or other report or document filed or to be filed or furnished by Leading Partners or SPAC with the SEC. Neither Leading nor SPAC can assure you that, had the financial information and data included in this Presentation been compliant with Regulation S-X and audited in accordance with PCAOB standards, there would not be differences, which differences could be material.

This Presentation includes certain financial information of Leading that has not been audited or reviewed by the its independent auditor. In addition, certain projections or forecasts for Leading included in this Presentation are based on such unaudited and unreviewed financial information. Any variation between actual results and the projected financial information included herein may be material. Upon completion of the review or audit by Leading's auditor of the financial information included in this Presentation, it is possible that changes to the financial information and/or projections or forecasts included in this Presentation may be necessary. Therefore, undue reliance should not be placed on such financial information, projections or forecasts.

Use of Projections

This Presentation may contain financial forecasts for Leading with respect to certain of its financial results for prospective years for illustrative purposes. None of Leading's or SPAC's independent auditors have audited, studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation and accordingly, they did not express any opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections are forward-looking statements and should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. While such information and projections are necessarily speculative, Leading and SPAC believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the farther out the projection extends from the date of preparation. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Leading or that actual results will not differ materially from those presented in the prospective financial information. The inclusion of prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. All subsequent written and oral forward-looking statements concerning Leading or SPAC, the Business Combination or other matters and attributable to Leading or SPAC or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Trademarks

This Presentation may contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names, and copyright referred to in this Presentation may be listed without the TM, SM, © or ® symbols, but such references are not intended to indicate in any way, that Leading, SPAC or the third-parties will not assert, to the fullest extent under applicable law, their rights or the right of the applicable owners or licensors to these trademarks, service marks, trade names and copyrights.

None of Leading, SPAC or any of their respective directors, officers, employees, affiliates, advisors, representatives or agents, makes any representation or warranty of any kind, express or implied, as to the value that may be realized in connection with the Business Combination, the legal, regulatory, tax, financial, accounting or other effects of the Business Combination or the timeliness, accuracy or completeness of the information contained in this Presentation, and none of them shall have any liability based on or arising from, in whole or in part, any information contained in, or omitted from, this Presentation or for any other written or oral communication transmitted to any person or entity in the course of its evaluation of the Business Combination, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special, or consequential damages, costs, expenses, legal fees, or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein.

RISK FACTORS

The list below of risk factors has been prepared as part of this Presentation and the potential Business Combination. The risks presented below are certain of the general risks related to the business of Leading and the Business Combination and such list is not exhaustive. If the parties cannot address any of the following risks and uncertainties effectively, or any other risks and difficulties that may arise in the future, its business, financial condition or results of operations could be materially and adversely affected. The risks described below are not the only risks. Additional risks that Leading or the SPAC currently do not know about or that they currently believe to be immaterial may also impair Leading's business, financial condition or results of operations. You should review this Presentation and perform your own due diligence prior to making an investment in the Combined Company.

We caution you that the below list does not contain all of the risks or uncertainties that could affect the proposed Business Combination.

Risks Related to Leading's Industry

1. Leading primarily operates in the insurance brokerage service industry in Mainland China, which is emerging, rapidly evolving, and competitive. As a result, predicting Leading's prospects is challenging and Leading's historical operating and financial results may not necessarily predict its future performance.
2. Leading's business is subject to complex and evolving laws and regulations, many of which are subject to change, which could result in adjustments in Leading's business practices, reduced revenue and increased compliance costs or otherwise harm its business. Any failure to comply with laws or regulations may subject Leading to fines, injunctions and other penalties that could harm its business.
3. Failure to obtain or maintain permits necessary for Leading's operations may subject it to regulatory penalties or require it to adjust its business model.
4. The regulation on the requirement of a company to make a filing on internet information service in Mainland China is subject to interpretation, and Leading's operation of digital insurance brokerage services could be harmed if it is deemed to have violated applicable laws and regulations.
5. The efforts of Leading to expand into new insurance market segments, services and products categories and diversify its revenue may not be successful.
6. Leading faces intense competition and it may not be able to compete effectively.
7. If Leading cannot maintain and enhance its relationships with the insurance companies and the channel partners, its business, results of operations and financial condition could be materially adversely affected.
8. Any negative publicity about its industry, its ecosystem participants or its other business partners may materially adversely affect Leading's business and results of operations.

Risks Related to Leading's Business

1. Leading has historically incurred net losses and negative operating cash flows, and may not achieve or maintain profitability in the future.
2. If Leading fails to enhance and expand its services and products in a manner that responds to its ecosystem participants' evolving needs, its business may be adversely affected.
3. If Leading is unable to maintain and expand its local network, it may not be able to grow its business.
4. Leading may not successfully attract prospective end customers.
5. Leading is dependent on key insurance companies on the supply of insurance products to the end customers, the loss of which could adversely affect its business, financial condition and results of operations.
6. Leading is dependent on its insurance channel partners to reach end customers. Failure to acquire new channel partners or retain existing channel partners in a cost-effective manner, its business, financial condition and results of operations may be materially and adversely affected.
7. The lag time between the payment of Leading's referral service fees to its channel partners and the receipt of its brokerage service fees from the insurance companies may adversely affect Leading's liquidity and cash flows.
8. If Leading does not effectively manage its growth, control its expenses or implement its business strategies, it may be unable to maintain high-quality services or compete effectively.
9. If Leading fails to build and maintain its brand, it may not be able to attract enough ecosystem participants to grow its business.
10. Leading may acquire other companies or technologies that are complementary to its business, which could divert its management's attention, dilute its shareholders, disrupt its operations and harm its results of operations.
11. Improper access to, use or disclosure of data could harm Leading's reputation and adversely affect its business.
12. A severe or prolonged downturn in general economy may harm Leading's business and results of operations.
13. Leading has limited ability to protect and defend its intellectual property rights, and unauthorized parties may infringe upon or misappropriate its intellectual property, which could harm its business and competitive position.
14. Infringement or misappropriation claims by third parties could subject Leading to significant liabilities and other costs.
15. Any significant disruption in Leading's technology systems, including events beyond its control, could prevent it from offering its services and products or reduce its attractiveness and result in a loss of Leading's ecosystem participants.
16. Leading's operations depend on the performance of the internet infrastructure and fixed telecommunications networks in Mainland China.
17. Misconduct or other improper activities by Leading's employees, ecosystem participants and other third parties could harm its business and reputation.
18. Leading's business depends on the continued efforts of its senior management. If one or more members of its senior management were unable or unwilling to serve in their present positions, Leading's business may be severely disrupted.
19. Intense competition for employees and increases in labor costs in Mainland China may adversely affect Leading's business and results of operations.
20. Leading's business is subject to fluctuations, which makes its results of operations difficult to predict and may cause its quarterly results of operations to fall short of expectations.
21. Leading's leased property interests may be defective and its rights to the leased properties affected by such defects may be challenged, which could significantly disrupt its operations.
22. If Leading fails to maintain an effective system of internal control over financial reporting, its ability to produce accurate financial statements timely or comply with applicable regulations could be impaired.
23. Leading's risk management systems may not assess or mitigate all risks to which it is exposed.
24. Leading may be subject to legal proceedings in the ordinary course of its business. Litigation could distract management, increase its expenses or subject it to material money damages and other remedies.
25. Leading may not have sufficient insurance coverage.
26. Leading faces risks related to natural disasters, health epidemics, including the COVID-19 outbreak, natural disasters and other events that could significantly disrupt its operations.
27. Any failure by Leading or third parties with which it collaborates to comply with anti-money laundering and anti-terrorist financing laws and regulations could damage its reputation, expose it to significant penalties, and decrease its revenues and profitability.

Risks Related to Doing Business in China

1. The Mainland China government has significant authority to exert influence on the Mainland China operations of an offshore holding company, and offerings conducted overseas and foreign investment in China-based issuers, such as Leading Partners following the Business Combination. Changes in Mainland China's economic, political or social conditions or government policies could have a material adverse effect on Leading's business, results of operations, financial condition, and the value of Leading Partners' securities.

2. Recent greater oversight by the CAC over data security, particularly for companies seeking to list on a foreign exchange, could significantly limit or completely hinder Leading's ability in capital raising activities and materially and adversely affect its business and the value of your investment.

3. The interpretation and enforcement of the laws, rules and regulations of Mainland China continue to evolve rapidly and such changes could materially adversely affect Leading's business.

4. The filing with the CSRC is required in connection with the Business Combination, and Leading cannot predict whether it will be able to obtain such approval or complete such filing.

5. Leading may be liable for improper use or appropriation of personal information provided by its end customers.

6. Mainland China regulations relating to investments in offshore companies by Mainland China residents may subject beneficial owners who are Mainland China resident or the PRC Subsidiaries to liability or penalties, limit Leading's ability to inject capital into the PRC Subsidiaries or limit the PRC Subsidiaries' ability to increase their registered capital or distribute profits to it, or may otherwise adversely affect Leading.

7. Leading may be treated as a resident enterprise for Mainland China tax purposes under the PRC Enterprise Income Tax Law and may therefore be subject to Mainland China income tax.

8. Leading may rely principally on dividends and other distributions on equity paid by WFOE to fund its cash and financing requirements, and any limitation on the ability of WFOE to pay dividends to Leading could adversely affect Leading's ability to conduct its business.

9. Dividends payable to foreign investors and gains on the sale of Ordinary Shares by foreign investors may become subject to Mainland China tax law.

10. Leading Group's shareholders face uncertainties with respect to indirect transfers of equity interests in Mainland China resident enterprises by their non- Mainland China holding companies.

11. Regulations of loans to and direct investment in Mainland China entities by offshore holding companies and governmental regulations over currency conversion may delay or prevent Leading following the consummation of the Business Combination, from using proceeds from offshore fund-raising activities, to make loans or additional capital contributions to the PRC Subsidiaries and/or the VIE and its subsidiaries, which could materially adversely affect Leading's liquidity and Leading's ability to fund and expand its business.

12. Governmental regulation of currency conversion may limit the ability of Leading to utilize its net revenues effectively and its ability to transfer cash among the group, across borders, and to investors and affect the value of your investment.

13. Fluctuations in the value of the Renminbi may materially adversely affect your investment.

14. Leading Partners' securities may be delisted or prohibited from being traded on the Nasdaq Stock Market under the Holding Foreign Companies Accountable Act (as amended by the Accelerating Holding Foreign Companies Accountable Act) if the PCAOB were unable to fully inspect Leading's auditor.

15. The enforcement of the PRC Labor Contract Law and other labor-related regulations in Mainland China may adversely affect Leading's business and results of operations. Failure to make adequate contributions to employee benefit plans as required by regulations of Mainland China may subject Leading to penalties.

16. There are uncertainties as to the procedures and requisite timing under Mainland China laws relating to the procedures for U.S. regulators to investigate and collect evidence from companies located in Mainland China.

17. If the custodians or authorized users of Leading's controlling non-tangible assets, including chops and seals, fail to fulfill their responsibilities, or misappropriate or misuse these assets, Leading's business may be materially adversely affected.

Risks Related to Leading's Corporate Structure

1. If the Chinese government determines that the contractual arrangements in relation to the VIE structure do not comply with the applicable laws, regulations, or rules of Mainland China, or if these laws, regulations, or rules or the way they are interpreted change, Leading could be subject to severe penalties or be forced to relinquish their interests in those operations, and the Class A Ordinary Shares may decline in value or become worthless.

2. Contractual arrangements with the VIE may result in adverse tax consequences to Leading.

3. Leading relies on contractual arrangements with the VIE and the VIE's shareholder to operate their business, which may not be as effective as direct ownership in providing operational control.

4. Any failure by the VIE or its shareholder to perform their obligations under their contractual arrangements with WFOE would materially adversely affect Leading's business, financial condition and results of operations.

5. The VIE's shareholder may have potential conflicts of interest with Leading, which may materially adversely affect Leading's business and financial condition.

6. Any changes with respect to the implementation of the Foreign Investment Law may adversely impact Leading's corporate structure and operations.

7. The bankruptcy or liquidation of the VIE and its subsidiaries could materially adversely affect Leading's business, its ability to generate revenue and, following the consummation of the Business Combination, the market price of the Class A Ordinary Shares.

Risks Related to HAIA and the Business Combination

1. We are a blank check company with no operating history and no revenues, and you have no basis on which to evaluate our ability to achieve our business objective.
2. If we seek Shareholder approval of our Business Combination, our Insiders and management team have agreed to vote in favor of such Business Combination, regardless of how our HAIA Public Shareholders vote.
3. We are not required to obtain an opinion from an independent investment banking firm or from a valuation or appraisal firm, and consequently, you may have no assurance from an independent source that the price we are paying for the business is fair to our shareholders from a financial point of view.
4. Our independent registered public accounting firm's report contains an explanatory paragraph that expresses substantial doubt about our ability continue as a "going concern."
5. There is no guarantee that a shareholder's decision whether to redeem its shares for a pro rata portion of the Trust Account will put the shareholder in a better future economic position.
6. If third parties bring claims against HAIA, the proceeds held in trust could be reduced and the per-share redemption price received by shareholders may be less than $10.
7. Since the Insiders, including our Sponsor and HAIA's officers and directors have interests that are different, or in addition to (and which may conflict with), the interests of the HAIA Shareholders, a conflict of interest may have existed in determining whether the Business Combination is appropriate as HAIA's initial business combination. Such interests of the Insiders, including the Sponsor will lose its entire investment in HAIA if a business combination is not completed. Accordingly, HAIA's Insiders, including our Sponsor, and officers and directors may be incentivized to complete the Business Combination, even on terms less favorable to the HAIA Shareholders than liquidating HAIA.
8. There are risks to the HAIA Shareholders who are not affiliates of the Sponsor of becoming shareholders of PubCo through the Business Combination rather than acquiring securities of the Company directly in an underwritten public offering, including no independent due diligence review by an underwriter and conflicts of interest of the Sponsor.
9. If the Business Combination's benefits do not meet the expectations of financial or industry analysts, the market price of Combined Company's securities may decline.
10. We are required by the Nasdaq Listing Rules to consummate a Business Combination within 36 months of the effectiveness of our IPO Registration Statement. In the event we do not consummate a Business Combination within this time period, or securities could be subject to delisting.
11. There can be no assurance that PubCo will be able to be approved for listing on either Nasdaq or the NYSE, or comply with the continued listing standards of Nasdaq or the NYSE.
12. We are required by the Nasdaq Listing Rules to consummate a Business Combination within 36 months of the effectiveness of our IPO Registration Statement. In the event we do not consummate a Business Combination within this time period, or securities could be subject to delisting.
13. The exercise of the HAIA Board's discretion in agreeing to changes or waivers in the terms of the Merger Agreement and related agreements, including closing conditions, may result in a conflict of interest when determining whether such changes to the terms or waivers of conditions are appropriate and in the HAIA Shareholders' best interest.
14. While HAIA and the Leading Group's work to complete the Business Combination, the Leading Group's management's focus and resources may be diverted from operational matters and other strategic opportunities.
15. We may issue notes or other debt securities, or otherwise incur substantial debt, to complete a Business Combination, which may adversely affect our leverage and financial condition and thus negatively impact the value of our shareholders' investment in us.
16. Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to negotiate and complete our Business Combination, and results of operations.
17. Certain agreements related to our IPO may be amended without Shareholder approval.
18. Financial projections with respect to Leading may not prove to be reflective of actual financial results.
19. The unaudited pro forma condensed combined financial information included in this proxy statement/prospectus may not be indicative of what the Combined Company's actual financial position or results of operations would have been.
20. HAIA will incur significant transaction costs in connection with transactions contemplated by the Merger Agreement.
21. HAIA cannot be certain as to the number of HAIA Public Shares that will be redeemed and the potential impact to HAIA Shareholders who do not elect to redeem their HAIA Public Shares.
22. We may not have sufficient funds to satisfy indemnification claims of our directors and executive officers.
23. You will not have any rights or interests in funds from the Trust Account, except under certain limited circumstances. Therefore, to liquidate your investment, you may be forced to sell your HAIA Public Shares, or HAIA Public Warrants, potentially at a loss.
24. The HAIA Board may decide not to enforce the indemnification obligations of the Sponsor, resulting in a reduction in the amount of funds in the Trust Account available for distribution to the HAIA Public Shareholders.
25. The ability of PubCo's management to operate the business successfully following the Closing will be largely dependent upon the efforts of certain key personnel of Leading. The loss of such key personnel could negatively impact the operations and financial results of the combined business.
26. We may not hold an annual meeting of Shareholders until after the consummation of our Business Combination, which could delay the opportunity for our Shareholders to appoint directors.
27. The grant of registration rights to our Insiders may make it more difficult to complete our Business Combination, and the future exercise of such rights may adversely affect the market price of our ordinary shares.
28. Legal proceedings in connection with the Business Combination, the outcomes of which are uncertain, could delay or prevent the completion of the Business Combination.
29. The PubCo Class A Ordinary Shares to be received by HAIA Shareholders as a result of the Business Combination will have different rights from HAIA Ordinary Shares.
30. In order to effectuate a Business Combination, special purpose acquisition companies have, in the recent past, amended various provisions of their charters and other governing instruments, including their warrant agreements. We cannot assure you that we will not seek to amend our amended and restated memorandum and articles of association or governing instruments in a manner that will make it easier for us to complete our Business Combination that our shareholders may not support.
31. We may have a limited ability to assess the management of a prospective target business and, as a result, may effect our Business Combination with a target business whose management may not have the skills, qualifications or abilities to manage a public company.
32. If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our Business Combination.
33. Subsequent to our completion of our Business Combination, we may be required to take write- downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and the price of our securities, which could cause you to lose some or all of your investment.
34. The securities in which we invest the proceeds held in the Trust Account could bear a negative rate of interest, which could reduce the interest income available for payment of taxes or reduce the value of the assets held in trust such that the per-share redemption amount received by Shareholders may be less than $10.00 per share.
35. We are contemplating a Business Combination with a company located outside of the United States, therefore the laws applicable to such company will likely govern all of our material agreements and we may not be able to enforce our legal rights.
36. When we effect our Business Combination with a company located outside of the United States, we would be subject to a variety of additional risks that may adversely affect us.
37. If a country in Asia enacts regulations in industry segments that forbid or restrict foreign investment, our ability to consummate our Business Combination could be severely impaired.
38. We will not complete the Business Combination with a U.S. target company and such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Risks Related to PubCo

1. If PubCo is characterized as a passive foreign investment company for U.S. federal income tax purposes, its U.S. shareholders may suffer adverse tax consequences.

APPENDIX 1

Sales channel development

Expand, integrate and optimize sales channels

Explore use cases	Access to use cases	Match insurance products with channel needs	Insurance policy conversion	Develop channels under same and different use cases
• Explore the logistics company use case. • Based on this use case, analyze its risk management needs in logistics drivers, goods, transportation vehicles and liabilities.		• Summarize insurance products related to vehicles, logistics, freight, liability and accidents.	• Accelerate policy conversion • Provide insurance products to fully cover the field in drivers, cargo transportation, vehicles, accident and liability.	• Develop other logistics companies as channels with same use case. • Further develop other transportation related channels.

Explore use cases and expand sales channels

- Explore online use cases and expand the number of online sales channels by increasing cooperation with major social media and online communities.
- Explore offline case uses and expand the number of offline sales channels by participating in offline industry activities (entrepreneurship summit, medical, health, insurance and AI).
- Expand sales channel types, and establish long-term insurance cooperation with local schools, international study agencies, health management agencies, based on the distribution of headquarters and branches.

Integrate and optimize sales channels

- Maintain existing channel cooperation relationships, deepen the cooperation with high-quality channels and increase insurance premiums of each channel.
- Form channel network and achieve long-tail sales by continuously accumulating and integrating channel resources, and analyzing channel features and use case needs.

Combine online and offline sales channels

- Technology enables mutual conversion and cooperation between online and offline sales channels based on different channels' nature and features.
- Develop online insurance products to meet the needs of offline channels.
- Collect and integrate channel feedback to better analyze policy buyers' needs to co-develop and design tailored insurance products.

Strengthen channel management through operation system

- Integrate different channels into an united operation management system
- Aggregate, analyze and utilize channels characteristics and advantages to feed proper insurance products

Technology and R&D


01
Business Application
02
Basic Services
03
Model Algorithm
04
Data Platform
05
Infrastructure
06
Production Tools
R&D
Algorithm
Data

01 Business Application

Based on rapidly scalable front-end and back-end technologies, AI & data services are used to build business applications that support multiple display channels (H5/APP/mini programs, etc.)

02 Basic Services

Utilize Java ecosystem to build stable and reliable backend services, enable the system to quickly process requests and effectively monitor and manage them.

03 Model Algorithm

On the basis of the data platform, build conventional algorithms and model algorithm libraries for the business system, and provide intelligent product development; precision marketing; risk assessment and utilizing AI virtual interaction to achieve intelligent customer service

04 Data Platform

A data system based on distributed storage technology that supports offline/real-time data computation; mning basic business data and constructing a big data platform for processing and expanding business.

05 Infrastructure

Based on cloud deployment and multiple cloud technologies, ensure the stability of billions of transactions; ensure system security through ISO27001 and Level 3 protection.

06 Production Tools

Build a software release platform that standardizes internal R&D processes; ensure team collaboration efficiency, research and development quality, and standardization

APPENDIX 1

Product optimization and upgrading

Enlarge insurance coverage and insurance types based on demands


Insurance use case analysis
Use case product matching
Optimize and upgrade
Feedback and co-develop

- Based on insurance use case analysis, analyze and summarize the risk management needs of potential policy-buyers.
- Gather the existing products of insurance companies and match with needs.
- Continuously optimize and upgrade existing insurance products to form comprehensive insurance solutions.
- Co-develop innovative insurance products with insurance companies based channels' feedback.
- Continuously expand insurance product categories.

USE CASE	INSURANCE NEEDS	INSURANCE TYPE
LOGISTICS CO.	People, Vehicles	Vehicle, Cargo insurance
GAS EQUIPMENT CO.	People, Families, Property	Accident, Family property insurance
NURSING HOME	People, Medical	Health, Long-term care insurance
JUDICIAL INSTITUTIONS	People, Lawsuit	Liability, Litigation insurance
OTHER USE CASES	Use case-based Needs	Insurance products matched needs

Operation platform

As a "core platform" to serve the upstream and downstream players

Cost management and scale efficiency

Flexible system connection

- Allow for flexible applications and SaaS modules
- Provide customized systems to insurance companies
- Support third-party interface services to achieve unlimited system expansion

Efficient business processing

- Parallel process mass transactions
- Analyze policy-buyers' preferences
- Improve work efficiency and labor costs
- Increase platform users' satisfaction

Highest level risk control

- Implement the highest level of national security information standards
- Meet the requirements of the State Administration on data security and user privacy protection
- Synchronize and update system with regulatory requirements

Main functions of business processing:

PROJECT MANAGEMENT

- Contract approval
- Contract archiving
- Docking with third-party interfaces
- Business process synchronization

INSURANCE POLICY MANAGEMENT

- Synchronize online and offline insurance policies
- Maintain Insurance policy data
- Track policy status / project process

LEDGER MANAGEMENT

- Generate ledger list
- Calculate profits and expenses
- Estimate operational status
- Connect invoicing and settlement process

INTELLIGENT RECONCILIATION

- Support multi-dimensional reconciliation of platform, financial, and regulatory data

ACCOUNTING

- Invoicie approval
- Invoice verification
- Docking with third-party invoicing systems

REPORTING AND VISUALIZATION

- Multi-dimensional statistics
- Visualized operation performance report

Strengthen operation capabilities

Further strengthen Leading's ability to be a "core platform" to better serve upstream and downstream players

Brokerage and marketing integration

- Enhance marketing capabilities and tools
- Integrate brokerage and marketing to provide more comprehensive solutions for upstream and downstream

Expand operation network

- Deploy branch offices around Beijing, Shanghai and Guangzhou.
  Under deployment:
  Fujian | Sichuan | Hunan | Jiangsu | Zhejiang | Shenzhen
- Take Hong Kong as a pilot to expand operation network overseas.

Combine online and offline business to improve service ability

- Bring offline business to online platform to efficiently achieve batch processing of business.
- Gather online sales channels needs to offline branches based on the channels' feature.
- Deepen cooperation with business partners, and enhancement of integrated marketing service capabilities.

Continuously enhance R&D capabilities and fully upgrade Intelligent exhibition and operation management platform

- Introduce BlueNotary, Qualtrics and other tools to help insurance companies:
  - Predict and analyze potential risks
  - Detect insurance fraud
  - Proactively manage risks, improve efficiency, and reduce costs
- Enhance data modeling and customer profiling capabilities to analyze insurance needs and precisely match insurance products.
- Apply AI machine algorithms to accurately match insurance plans with policy-buyers.
- Develop AI video interactive marketing to provide policy-buyers with personalized insurance experience.

Technology empowers digitalization of Insurance, Fully build the AI service platform:

AI Service Platform

Insurance Company
- Policy order docking port
- Operation management system
- AI risk prediction and analysis

Insurance Agent
- Product library and exhibition tools
- Policy order docking port
- Cloud-based operation platform

Channel
- Policy order docking port
- Multimodal AI comprehensive analysis
- Policy conversion and settlement
- Policy order management and analysis

Policy-buyer
- AI video interaction
- AIGC detection service
- Policy management
- Data management

APPENDIX 1

Ecosystem deep dive

LEADING - Insurance Channel Specialist

INSURANCE PRODUCTS

- Property & Casualty insurance: auto insurance, liability insurance, other P&C insurance
- Life & Health insurance: health insurance, accident insurance

INTEGRATED SOLUTION & SERVICES

Operation management

- One-stop business process management includes: contract, business, issuing, policy synchronization, invoicing, payment, financial reconciliation, account clearing, data report, etc
- Data visualization analysis

Business development

- Design and develop new insurance products
- Expand insurance marketing channels
- Sales of insurance products
- Policy management
- Agent management
- Automated commission performance calculation

Flexible platform

- Full process support for independent operation of insurance branches
- Commission calculation support
- Multi-data platform data interaction support

Marketing Tools

- Combination of offline and online marketing
- Standardized and customized marketing scheme combination
- Marketing scheme based on E-exchange voucher
- Customization of car life service and other commodity service packages

Car service

- Online car services: digital marketing promotion, online marketplace
- Offline car services: car wash & beauty; car maintenance and repair; activities and events for car owners

Integrated operation

- Coupon code management
- Points management
- Commodity and event management
- Data statistics
- User management

OPERATION & MANAGEMENT

We have a standardized business process system to ensure the safe execution of business/transactions. The system functions include:

- Project management
- Purchasing management
- Partner management
- Supplier channel management
- Inventory management
- Reconciliation management
- Settlement management
- Risk management
- Quality assurance
- API access

UNDERLYING SUPPORT

- Data/transaction processing
- Security
- Data analysis
- User profile analysis
- Ability to quickly master new technologies and applications

Competitive strength

1 Proven capabilities in channel expansion, cooperation, integration and optimization

- Proven capability to analyse use cases and develop sales channels (75+ sales channels).
- By expanding use cases, analyzing insurance demands and matching resources, Leading helps sales channels with policy conversion. Technology, solutions and operations reduce costs and increase efficiency.

2 Strong operation capabilities as a core platform powered by technology

- Continuously optimized systems and technology platforms that can support horizontal and vertical expansion of the business.
- Continuous assessment of operational and risk control ensure stability and security of transactions.
- An experienced technology team for develop frameworks and applications for technological trends.

3 Standardized and personalized products

- Integrate insurance resources, gather standardized products and product portfolios to precisely match demand.
- Continuously optimize and upgrade the existing insurance product portfolio to form customized insurance product solutions that meet the comprehensive needs of specific use cases.
- Co-development of products with insurance partners based on market demands and research.

4 Extensive experience in insurance industry and professional teams

- Long-term cooperation with 60+ insurance companies and 300+ insurance branches.
- July 2021 to Dec 2023 cumulative insurance premium of over USD 601M[1].
- Management teams have deep insight of the industry's development trends, and possess efficient decision-making and execution abilities.

1. USD/RMB exchange rates are quoted as 6.4554, 6.9532, 7.2374 for the years ended June 30, 2022 and 2023, and for the six months ended December 31,2023 according to U.S. Federal Reserve data.

Forward-Looking Statements

This Presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements also include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, the estimated implied enterprise value of the Combined Company, Leading's ability to scale and grow its business, the advantages and expected growth of the Combined Company, the Combined Company's ability to source and retain talent, the cash position of the Combined Company following closing of the Business Combination, HAIA's and Leading's ability to consummate the Business Combination, and expectations related to the terms and timing of the Business Combination, as applicable. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of HAIA's and Leading's management and are not predictions of actual performance.

These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of HAIA and Leading believes that it has a reasonable basis for each forward-looking statement contained in this Presentation, each of HAIA and Leading cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy Statement/prospectus included in the registration statement relating to the Business Combination, which is expected to be filed with the SEC, and other documents that may be filed by the Combined Company or HAIA from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither HAIA nor Leading can assure you that the forward-looking statements in this Presentation will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the Business Combination due to the failure to obtain approval from HAIA's shareholders or satisfy other closing conditions in the Business Combination Agreement, the occurrence of any event that could give rise to the termination of the Business Combination Agreement, the ability to recognize the anticipated benefits of the Business Combination, the amount of redemption requests made by HAIA's public shareholders, costs related to the Business Combination, the impact of the global COVID-19 pandemic, the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination, the outcome of any potential litigation, government or regulatory proceedings, and other risks and uncertainties, including those to be included under the heading "Risk Factors" in the Registration Statement to be filed with the SEC and those included under the heading "Risk Factors" in HAIA's Annual Report on Form 10-K for the year ended December 31, 2023, and other filings with the SEC. There may be additional risks that neither HAIA nor Leading presently knows or that HAIA and Leading currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. The forward-looking statements in this Presentation represent the views of HAIA and Leading as of the date of this Presentation. Subsequent events and developments may cause those views to change. However, while HAIA and Leading may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of HAIA or Leading as of any date subsequent to the date of this Presentation. Except as may be required by law, neither HAIA nor Leading undertakes any duty to update these forward-looking statements.

Additional Information and Where to Find It

In connection with the Business Combination, a registration statement on Form F-4 (the "Registration Statement") will be filed with the SEC, which will include a preliminary proxy statement/prospectus of HAIA (a "Proxy Statement/Prospectus"). After the Registration Statement is filed and declared effective, a definitive Proxy Statement/Prospectus will be mailed to HAIA's shareholders as of a record date to be established for voting on the Business Combination, in connection with HAIA's solicitation for proxies for the vote by HAIA's shareholders in connection with the Business Combination and the other matters as described in the therein.

Before making any voting or other investment decisions, securityholders of HAIA and other interested persons are advised to read, when available, the preliminary Proxy Statement/Prospectus and any amendments thereto and, once available, the definitive Proxy Statement/Prospectus and any other documents filed in connection with the Business Combination, as these materials will contain important information about HAIA, Leading, the Combined Company and the Business Combination. Shareholders may also obtain a copy of the preliminary and definitive Proxy Statement/Prospectus to be included in the Registration Statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC, without charge, at the SEC's website located at www.sec.gov.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

HAIA, Leading and their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from HAIA's shareholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of HAIA's shareholders in connection with the Business Combination will be set forth in the Proxy Statement/Prospectus included in the Registration Statement to be filed with the SEC in connection with the Business Combination. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the Proxy statement/Prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the Proxy statement/Prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This Presentation is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination, and does not constitute an offer to sell or the solicitation of an offer to buy any securities of HAIA or the Combined Company, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.